SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 10, 2002

                            WAYPOINT FINANCIAL CORP.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


       Pennsylvania                      0-22399                25-1872581
----------------------------       -------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)      (I.R.S. Employer
of Incorporation)                                           Identification No.)



235 N. Second Street, Harrisburg, PA                       17101
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(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:  (717) 236-4041



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEMS 1, 2, 3, 4 AND 6:    Not Applicable

ITEM 5.   Other Events
          ------------

     Co-chairman Charles C. Pearson, Jr. on June 10, 2002 announced the promotion of David E. Zuern to President and Chief Executive Officer of Waypoint Bank the principal operating subsidiary of Waypoint Financial Corp. Mr. Pearson will continue as Co-Chairman of Waypoint Bank as well as Chief Executive Officer of Waypoint Financial Corp. A copy of the press release is filed as exhibit 99.1 hereto.

ITEM 7.   Financial Statements, Pro Forma Financial Information, and Exhibits
          -------------------------------------------------------------------

Exhibit 99.1   Press release.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            WAYPOINT FINANCIAL CORP.



DATE:  June 10, 2002                        By: S//  James H. Moss
                                                ------------------
                                                James H. Moss
                                                Executive Vice President
                                                Chief Financial Officer



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